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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 18, 2007


                              CENTRAL BANCORP, INC.
           -----------------------------------------------------------
               (Exact Name Of Registrant As Specified In Charter)


       MASSACHUSETTS                      0-25251              04-3447594
--------------------------------      -------------------     -------------
(State Or Other Jurisdiction            (Commission           (IRS Employer
Of Incorporation)                       File Number)         Identification No.)


399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS                       02144
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             -------------------------------------------------------------------
             YEAR.
             ----

         (a) On October 18, 2007, in response to rule changes adopted by the Nasdaq Stock Market, the Board of Directors of Central Bancorp, Inc. (the "Company") amended and restated Sections 1 and 2 of Article V of the Company's Bylaws to authorize the Company's Board of Directors to provide that some or all of any or all classes or series of the Company's capital stock may be uncertificated shares. Previously, the Company's Bylaws did not provide for the issuance of uncertificated shares. A copy of the Company's Amended and Restated Bylaws is attached to this Report as Exhibit 3.2 and is incorporated herein by reference.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

         (d) Exhibits

             Number         Description
             ------         -----------

             3.2            Amended and Restated Bylaws of Central Bancorp, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CENTRAL BANCORP, INC.




Date: October 22, 2007                By: Paul S. Feeley
                                          --------------------------------------
                                          Paul S. Feeley
                                          Senior Vice President, Treasurer and
                                          Chief Financial Officer